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                                                                    EXHIBIT 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 15, 1999, relating to the consolidated financial statements of Pegaso Telecomunicaciones, S.A. de C.V., which appears in such Registration Statement.





/s/ PricewaterhouseCoopers

Mexico City, Mexico
January 4, 2000